                                   AIM ADVISOR
                                   INCOME FUND


[AIM LOGO APPEARS HERE]             ANNUAL REPORT              DECEMBER 31, 1997

         ----------------------------------------------------------------

                             AIM ADVISOR INCOME FUND

                                For shareholders

                               who seek to achieve

                      a high total return on investment

                           through income-producing

                      securities, emphasizing securities

                           Fund management believes

                             to be of higher quality

                      than has been generally recognized

                             by the marketplace.

         ----------------------------------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class C share performance reflects the 1% contingent deferred sales charge, which is applicable for 12 months following the date of each purchase. The performance of the Fund's Class A and Class C shares will differ due to differing fees and expenses.
o In 1997, the Fund paid distributions for Class A and Class C shares of $2.9915 and $2.6349 per share, respectively.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The Fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, and yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change and there is no guarantee it will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities.
o The Lehman Corporate/Government Bond Index is an unmanaged index generally considered representative of intermediate and long-term government and investment-grade securities.
o The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter





                    Dear Fellow Shareholder:

                    1997 proved an eventful year in securities markets. The
  [PHOTO OF         Dow Jones Industrial Average reached its all-time high--and
  Charles T.        also had its largest one-day point drop ever, though not its
    Bauer,          largest percentage drop. Volatility was unabated, and we
 Chairman of        experienced the first 10% stock market correction in the
 the Board of       U.S. since 1991.
   THE FUND             Never dull and occasionally unsettling, 1997 was also a
 APPEARS HERE]      very good year for many investments. For an unprecedented
                    third year in a row, domestic equities rose more than 20%.
                    Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
                         Market expectations performed an about-face during the
                    year. Worry about the inflationary potential of vigorous
economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
   An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
   In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
     In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
        First, from March 29 through April 4, the Securities and Exchange Commission (SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
     The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
     Look for further information on both of these investor education events in the national and local press.
     We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                   -----------------------------------------

                         In uncertain times like these,

                            your financial consultant

                            remains your best source

                        for information on market trends

                                and for advice on

                           how to invest strategically

                            rather than emotionally.

                   -----------------------------------------

The Managers' Overview

THE FUND PROVIDES ATTRACTIVE CURRENT
INCOME IN VOLATILE MARKET

A roundtable discussion with the Fund management team for AIM Advisor Income Fund for the 12 months ended December 31,1997
--------------------------------------------------------------------------------
Q. ALTHOUGH FINANCIAL MARKETS WERE TURBULENT IN 1997, IT WAS A GOOD YEAR FOR BONDS. WHAT CONTRIBUTED TO THEIR PERFORMANCE?

A. The major factor determining Treasury performance was the lowering of inflation expectations. Inflation and price data were positive all year, and much of the positive performance by bonds occurred during the second half of 1997 as it became evident that the Federal Reserve Board (the Fed) was showing no signs of tightening monetary policy. During the fourth quarter, Treasury prices edged higher as all focus was on trouble abroad and its potentially positive effect on inflation and growth.

Q. THE REPORTING PERIOD WAS CHARACTERIZED BY LOW INFLATION, LOW INTEREST RATES AND A VOLATILE STOCK MARKET. HOW DID THOSE FACTORS AFFECT BOND INVESTMENTS?

A. News at mid-year that the Consumer Price Index had risen 0.1%--half the increase expected by analysts--combined with a record six consecutive declines in producer prices, encouraged the Fed to avoid tightening monetary policy. Borrowing costs actually declined slightly during the remainder of the year as inflation levels remained low. In addition, investors looking for greater diversification amid the volatility of the stock market turned to bonds.
          In addition to leading investors back into the blue chip stock universe, market turmoil also increased the attractiveness of less risky investments such as Treasury bonds. A bond rally late in the year pushed the yield on the 30-year U.S. Treasury bond below 6%, its lowest level in more than four years. Bond performance was quite good for the fiscal year; the Lehman Brothers Aggregate Bond Index's total return was 9.65%, a respectable showing for bonds. Corporate bonds were the best performers for 1997.
          In the course of the year, the yield curve flattened dramatically. The spread between a two-year Treasury and a 30-year Treasury narrowed from 77 to 28 basis points (a basis point is one one-hundredth of a percentage point).

Q.   HOW DID THE FUND DO IN THIS ENVIRONMENT?

A. As of December 31,1997, the Fund's 30-day SEC yield on Class A shares was 4.74%; on Class C shares, 4.59%. SEC yields would have been lower had advisory fees not been waived. The Fund's 30-day distribution rate was 6.03% (Class A shares) and 5.28% (Class C shares). Total return for Class A shares was 7.88%; for C shares, 7.51%.
          Fund management maintained a defensive posture, compared to the Lehman Brothers Corporate/Government Bond Index, during the year, and this was a drag on performance as longer-dated securities performed better during 1997.

     There were no significant shifts among sectors during the fiscal year. At fiscal year end, the portfolio's average maturity was 7.9 years, its duration 5.07 years.

Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Although the U.S. economy reached a growth rate of about 3.5% in 1997, far above the 2% to 2.75% range considered to be non-inflationary and sustainable, inflation was mild during the year. The Consumer Price Index rose a modest 1.7%, its smallest increase in 11 years. Consumer spending has slowed in recent months, which may cause reductions in prices and drive inflation to even lower levels in 1998.

               -----------------------------------------------------

                              In managing the Fund,

                           we emphasize stability and

                             consistency of returns.

               -----------------------------------------------------

PORTFOLIO COMPOSITION

As of 12/31/97

===============================================================================
Domestic Government Bonds                         68.76%

Corporate Bonds                                    9.32%

Mortgage-Backed Securities                        17.39%

Cash/Cash Equivalents                              4.53%

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================


          See important fund and index disclosures inside front cover.

   Forecasts call for the domestic economic growth rate to drop to about 2.5%, at best, in 1998. If so, that would minimize the chances of an interest rate increase by the Fed. Low interest-rate volatility benefits bonds generally and could add fuel to the ongoing rally in the U.S. bond market.
     However, in this environment we expect to see an increase in the number of mortgage prepayments, which does not bode well for the mortgage securities market. When rates are declining, homeowners tend to pre-pay their mortgages by refinancing, which has a negative effect on the value of mortgage-backed securities. In response to the relatively lower interest rate environment during the fall compared with earlier in the year, the Fund pared down holdings in mortgage-backed securities in anticipation of an increase in the number of pre-payments.
   1997 was the year of what Fed Chairman Alan Greenspan dubbed "the new paradigm": strong growth, high productivity, full employment, and low inflation. 1998 brings new challenges as the market begins to question whether most of the good news is behind us and how much longer this ideal environment can last.
     On the positive side for the bond market, the financial difficulties Asian countries are experiencing is ultimately deflationary, with higher trade deficits and downward pressure on wages, especially in the manufacturing sector. It is too early to tell how big the deflationary impact will be on the U.S. The vastly improved U.S. budget deficit is more good news for the market as we can expect reduced Treasury supply. On the negative side, the unemployment rate is continuing to decline, which traditionally has signaled inflation. At a minimum, the effects of Asian developments will not be apparent for several months and the Fed will probably remain prudent in leaving rates unchanged until the effects are known.

AIM ADVISOR INCOME FUND VS. BENCHMARK INDEX

The chart below compares your Fund's Class C shares to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 12/31/87-12/31/97. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Corporate/Government Bond Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up an index, you would incur expenses that would affect the return of your investment.

GROWTH OF A $10,000 INVESTMENT

12/31/87-12/31/97

--------------------------------------------------------------------------------
                  AIM Advisor Income Fund,   Lehman Brothers Corporate/
                       Class C Shares           Government Bond Index
--------------------------------------------------------------------------------
                        (In thousands)
12/87                       $10,000                  $10,000

12/88                        10,559                   10,759

12/89                        11,522                   12,291

12/90                        12,421                   13,307

12/91                        13,969                   15,450

12/92                        14,631                   16,621

12/93                        15,740                   18,459

12/94                        15,545                   17,811

12/95                        18,492                   21,240

12/96                        18,504                   21,853

12/97                        19,847                   23,984

================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/97, including applicable sales charges

CLASS C SHARES

Inception (3/30/84)         8.07%
10 Years                    7.09
 5 Years                    6.29
 1 Year                     6.92

CLASS A SHARES

 1 Year                     2.76%*

*7.88% excluding sales charge
================================================================================

Source: FundStation and Lipper Analytical Services, Inc. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class A shares will differ from that of Class C shares due to differing fees and expenses. For Fund performance calculations and descriptions of the index cited on this page, please refer to the inside front cover.


          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
CORPORATE BONDS & NOTES-9.35%

AUTOMOBILES-2.20%

Ford Motor Co., Notes,
  7.50%, 11/15/99                  $   500,000   $      513,400
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.23%

National City Corp., Sub. Notes,
  7.20%, 05/15/05                      500,000          520,420
---------------------------------------------------------------

CONSUMER FINANCE-2.26%

Commercial Credit Co., Unsec.
  Notes,
  5.55%, 02/15/01                      500,000          491,090
---------------------------------------------------------------
Ford Motor Credit, Deb.,
  9.25%, 06/15/98                       35,000           35,534
---------------------------------------------------------------
                                                        526,624
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.19%

Boeing Co., Notes,
  6.625%, 06/01/05                     500,000          510,320
---------------------------------------------------------------

TELEPHONE-0.47%

GTE Corp., Deb.,
  10.25%, 11/01/20                     100,000          110,387
---------------------------------------------------------------
    Total Corporate Bonds & Notes                     2,181,151
---------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-20.48%

FEDERAL FARM CREDIT BANK-3.03%

  6.15%, 09/01/00                      700,000          706,118
---------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC")-4.47%

Pass through certificates
  12.00%, 04/01/00                       3,752            4,029
---------------------------------------------------------------
  6.50%, 07/01/01                      423,706          426,218
---------------------------------------------------------------
  8.00%, 10/01/10                      591,665          611,444
---------------------------------------------------------------
                                                      1,041,691
---------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")-0.62%

Pass through certificates
  6.00%, 01/01/09                       62,221           61,559
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")-(CONTINUED)

  6.00%, 04/01/24                  $    85,826   $       83,385
---------------------------------------------------------------
                                                        144,944
---------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA")-12.36%

Pass through certificates
  6.00%, 10/15/08 to 11/15/08          709,407          707,634
---------------------------------------------------------------
  6.50%, 10/15/08                      685,500          692,568
---------------------------------------------------------------
  7.00%, 10/15/08                      687,449          703,556
---------------------------------------------------------------
  7.50%, 03/15/26                      757,442          778,742
---------------------------------------------------------------
                                                      2,882,500
---------------------------------------------------------------
    Total U.S. Government Agency Securities           4,775,253
---------------------------------------------------------------

U.S. TREASURY BONDS & NOTES-65.96%

  6.125%, 03/31/98                     600,000          601,158
---------------------------------------------------------------
  7.125%, 10/15/98                   1,000,000        1,011,540
---------------------------------------------------------------
  7.00%, 04/15/99                    1,000,000        1,016,800
---------------------------------------------------------------
  8.00%, 08/15/99                    1,000,000        1,035,690
---------------------------------------------------------------
  6.375%, 01/15/00                   1,500,000        1,520,535
---------------------------------------------------------------
  7.50%, 11/15/01                    1,000,000        1,061,040
---------------------------------------------------------------
  6.375%, 08/15/02                   1,500,000        1,539,555
---------------------------------------------------------------
  6.25%, 02/15/03                    1,800,000        1,841,670
---------------------------------------------------------------
  10.75%, 08/15/05                   1,250,000        1,626,300
---------------------------------------------------------------
  9.375%, 02/15/06                   1,000,000        1,230,740
---------------------------------------------------------------
  9.25%, 02/15/16                    1,200,000        1,628,508
---------------------------------------------------------------
  7.25%, 08/15/22                    1,100,000        1,271,072
---------------------------------------------------------------
    Total U.S. Treasury Bonds & Notes                15,384,608
---------------------------------------------------------------

REPURCHASE AGREEMENT(a)-2.72%

Smith Barney, Inc.,
  6.75%, 01/02/98(b)                   634,139          634,139
---------------------------------------------------------------
TOTAL INVESTMENTS-98.51%                             22,975,151
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.49%                     348,583
---------------------------------------------------------------
NET ASSETS-100.00%                                  $23,323,734
===============================================================



Abbreviations:

Deb.  - Debentures
Sub.  - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(b) Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $395,097,000 U.S. Government obligations 0% to 13.875% due 01/07/98 to 12/15/43 with an aggregate market value at 12/31/97 of $408,000,323.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:

Investments, at market value (cost
  $22,589,426)                               $ 22,975,151
---------------------------------------------------------
Receivables for interest and dividends            422,396
---------------------------------------------------------
Investment for deferred compensation plan           1,936
---------------------------------------------------------
Other assets                                        1,057
---------------------------------------------------------
    Total assets                               23,400,540
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                         19,678
---------------------------------------------------------
  Deferred compensation plan                        1,936
---------------------------------------------------------
Accrued advisory fees                               7,992
---------------------------------------------------------
Accrued operating services fees                     8,991
---------------------------------------------------------
Accrued distribution fees                          36,349
---------------------------------------------------------
Accrued directors' fees and expenses                1,860
---------------------------------------------------------
    Total liabilities                              76,806
---------------------------------------------------------
Net assets applicable to shares outstanding  $ 23,323,734
=========================================================

NET ASSETS:

Class A                                      $     44,385
=========================================================
Class C                                      $ 23,279,349
=========================================================
SHARES OUTSTANDING:
CAPITAL STOCK, $.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                         895
=========================================================
Class C
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     467,561
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      49.59
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $49.59 divided by
     95.25%)                                 $      52.06
---------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                    $      49.79
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Interest                                     $ 1,704,145
--------------------------------------------------------

EXPENSES:

Investment Advisory fees                         160,576
--------------------------------------------------------
Operating services fees                          111,180
--------------------------------------------------------
Distribution fees-Class A                            108
--------------------------------------------------------
Distribution fees-Class C                        147,989
--------------------------------------------------------
Directors' fees and expenses                       3,496
--------------------------------------------------------
    Total expenses                               423,349
--------------------------------------------------------
Less: Fees waived by advisor                     (61,751)
--------------------------------------------------------
    Net expenses                                 361,598
--------------------------------------------------------
Net investment income                          1,342,547
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                         (148,701)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     574,120
--------------------------------------------------------
    Net gain from investment securities          425,419
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 1,767,966
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997          1996
                                                              ------------   -----------
OPERATIONS:

  Net investment income                                       $  1,342,547   $ 1,532,326
----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      (148,701)      893,589
----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                     574,120    (2,884,993)
----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 1,767,966      (459,078)
----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                           (2,259)           --
----------------------------------------------------------------------------------------
  Class C                                                       (1,322,755)   (1,549,005)
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                           44,713            --
----------------------------------------------------------------------------------------
  Class C                                                       (3,326,241)   (3,815,146)
----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (2,838,576)   (5,823,229)
----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           26,162,310    31,985,539
----------------------------------------------------------------------------------------
  End of period                                               $ 23,323,734   $26,162,310
========================================================================================
NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 23,993,670   $27,320,347
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        10,200       (39,504)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                       (1,065,861)     (930,138)
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                     385,725      (188,395)
----------------------------------------------------------------------------------------
                                                              $ 23,323,734   $26,162,310
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Income Fund (the "Fund", formerly INVESCO Advisor Income Portfolio) is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven diversified portfolios. The Fund currently offers two different classes of shares: Class A shares and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the above method are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1997, undistributed net investment income was increased by $32,171, undistributed net realized gain (loss) increased by $12,978 and paid-in-capital decreased by $45,149 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,046,637 (which may be carried forward to offset further taxable gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
E. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.10% of the Fund's average daily net assets. Prior to August 4, 1997, the Company had an investment advisory agreement with INVESCO Services, Inc. ("ISI") to serve as the Fund's investment advisor. Under the terms of the prior investment advisory agreement, the Fund paid ISI an advisory fee equal to an annual rate of 0.40% of the average daily net assets of the Fund. Under the terms of the prior sub-advisory agreement between ISI and ICM, ISI paid ICM a sub-advisory fee equal to an annual rate of 0.10% of the Fund's average daily net assets. ISI agreed to waive advisory fees payable by the Fund for a three year period beginning October 1, 1995, so that the advisory fees would not exceed 0.40% of average daily net assets. AIM has voluntarily agreed to assume the remaining term of this commitment. During the period January 1, 1997 to August 3, 1997, ICM waived fees of $36,377. During the period August 4, 1997 to December 31, 1997, AIM waived fees of $25,374.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM at an annual rate of 0.45% of the average daily net assets of the Fund for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the period August 4, 1997 to December 31, 1997, AIM was paid $44,788 for such services. Prior to August 4, 1997, the Company had an operating services agreement with ISI whereby the Fund paid ISI an annual rate of 0.45% of average daily net assets of the Fund. During the period January 1, 1997 through August 3, 1997, the Fund paid ISI $66,392.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class C shares of the Fund. The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and with respect to the Fund's Class C shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at a maximum annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors a maximum annual rate of 0.60% of the Fund's average daily net assets attributable to the Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A and Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the period August 4, 1997 to December 31, 1997, the Class A and Class C shares paid AIM Distributors $49 and $59,614, respectively, as compensation under the Plan. Prior to August 4, 1997, the Fund entered into a distribution plan with ISI in accordance with Rule 12b-1 of the 1940 Act with substantially identical terms as described for AIM Distributors above. During the period January 1, 1997 to August 3, 1997 the Class A and Class C shares paid ISI $59 and $88,375 respectively, as compensation under the plans.
  AIM Distributors received commissions of $27 from sales of Class A shares of the Fund during the period August 4, 1997 to December 31, 1997. ISI received commissions of $186 from sales of Class A shares of the Fund during the period January 1, 1997 to August 3, 1997. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period August 4, 1997 to December 31, 1997, AIM Distributors received commissions of $2,834 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors. During the period January 1, 1997 through August 3, 1997, ISI received commissions of $961 in contingent deferred sales charges imposed on redemptions of Fund shares.
  The combined effect of the master investment advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. In any calendar year, the Fund's expenses may not exceed 1.35% for Class A and 1.70% for Class C. The prior advisor, INVESCO Services, Inc. ("ISI") agreed to reimburse the Income Fund for a three-year period beginning 10/01/95. AIM has agreed to assume this commitment, so that the expenses shall not exceed 1.10% for Class A and 1.45% for Class C of average net assets per annum.
  During the period August 4, 1997 to December 31, 1997, the Fund paid legal fees of $577 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $2,733,625 and $6,259,582, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1997 is as follows:

Aggregate unrealized appreciation of investment securities      $624,696
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                         (238,971)
------------------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                                    $385,725
========================================================================


Investments have the same cost for tax and financial statement purposes.

NOTE 5-CAPITAL STOCK

Changes in the Fund's capital stock outstanding for the years ended December 31, 1997 and 1996 were as follows:

                                                                        1997                       1996
                                                              ------------------------   -------------------------
                                                                SHARES       AMOUNT        SHARES        AMOUNT
                                                              ----------   -----------   -----------   -----------
Sold:
  Class A*                                                         1,109   $    55,696            --   $        --
-------------------------------------------------------      -----------   -----------    ----------   -----------
  Class C                                                         59,824     2,914,634        92,901     4,592,854
-------------------------------------------------------      -----------   -----------    ----------   -----------
Issued as reinvestment of dividends:
  Class A*                                                            41         1,633            --            --
-------------------------------------------------------      -----------   -----------    ----------   -----------
  Class C                                                         22,777     1,111,545        26,073     1,278,365
-------------------------------------------------------      -----------   -----------    ----------   -----------
Reacquired:
  Class A*                                                          (255)      (12,616)           --            --
-------------------------------------------------------      -----------   -----------    ----------   -----------
  Class C                                                       (150,330)   (7,352,420)     (196,204)   (9,686,365)
-------------------------------------------------------      -----------   -----------    ----------   -----------
                                                                 (66,834)  $(3,281,528)      (77,230)  $(3,815,146)
=======================================================      ===========   ===========    ==========   ===========


 * Class A shares commenced operations on January 1, 1997.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended December 31, 1997 and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1997.


                                                              1997(a)
                                                              -------
CLASS A:
Net asset value, beginning of period                          $48.87
------------------------------------------------------------  ------
Income from investment operations:
  Net investment income                                         3.20
------------------------------------------------------------  ------
  Net gains on securities (both realized and unrealized)        0.51
------------------------------------------------------------  ------
    Total from investment operations                            3.71
------------------------------------------------------------  ------
Less distributions:
  Dividends from net investment income                         (2.99)
------------------------------------------------------------  ------
    Total distributions                                        (2.99)
------------------------------------------------------------  ------
Net asset value, end of period                                $49.59
============================================================  ======
Total return(b)                                                 7.88%
============================================================  ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   44
============================================================  ======
Ratio of expenses to average net assets(c)                      1.11%
============================================================  ======
Ratio of net investment income to average net assets(c)         5.79%
============================================================  ======
Portfolio turnover rate                                           11%
============================================================  ======

(a) The Fund changed investment advisors on August 4, 1997.

(b) Does not deduct sales charges.

(c) Ratios are based on average net assets of $43,477 and are after fee waivers. Ratios of expenses and net investment income to average net assets prior to fee waivers were 1.36% and 5.54%, respectively.

CLASS C:

                                                              1997(a)     1996      1995      1994      1993
                                                              -------    -------   -------   -------   -------
Net asset value, beginning of period                          $ 48.87    $ 52.22   $ 45.33   $ 48.60   $ 47.41
------------------------------------------------------------  -------    -------   -------   -------   -------
Income from investment operations:
  Net investment income                                          2.66       2.61      2.44      2.40      2.28
------------------------------------------------------------  -------    -------   -------   -------   -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.89      (3.31)     6.91     (3.27)     1.20
------------------------------------------------------------  -------    -------   -------   -------   -------
    Total from investment operations                             3.55      (0.70)     9.35     (0.87)     3.48
------------------------------------------------------------  -------    -------   -------   -------   -------
Less distributions:
  Dividends from net investment income                          (2.63)     (2.65)    (2.46)    (2.40)    (2.29)
------------------------------------------------------------  -------    -------   -------   -------   -------
Net asset value, end of period                                $ 49.79    $ 48.87   $ 52.22   $ 45.33   $ 48.60
============================================================  =======    =======   =======   =======   =======
Total return(b)                                                  7.51%     (1.23)%   21.12%    (1.80)%    7.39%
============================================================  =======    =======   =======   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $23,279    $26,162   $31,986   $25,467   $42,872
============================================================  =======    =======   =======   =======   =======
Ratio of expenses to average net assets(c)                       1.46%(d)   1.51%     2.19%     2.25%     2.25%
============================================================  =======    =======   =======   =======   =======
Ratio of net investment income to average net assets(e)          5.44%(d)   5.30%     4.94%     5.09%     4.56%
============================================================  =======    =======   =======   =======   =======
Portfolio turnover rate                                            11%        34%       24%       59%       92%
============================================================  =======    =======   =======   =======   =======

(a) The Fund changed investment advisors on August 4, 1997.

(b) Does not deduct sales charges.

(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.71%, 1.76%, 2.25%, and 2.29%, respectively, for the years 1997-1995 and
    1993.

(d) Ratios are based on average net assets of $24,656,893.

(e) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.19%, 5.05%, 4.88%, and 4.52%, respectively, for the years 1997-1995 and 1993.

NOTE 7-SUBSEQUENT EVENT

On February 17, 1998, the shareholders approved an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to AIM Intermediate Government Fund, a series of AIM Funds Group, a Delaware business trust having the same advisor (AIM) as the Fund. On March 2, 1998 shareholders of the Fund will receive Class A shares of Intermediate Government in a tax-free transaction in exchange for their shares having an aggregate net asset value equal to the net asset value of their holdings in the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Directors and Shareholders of the AIM Advisor Funds, Inc.

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Advisor Income Fund, one of the portfolios of the AIM Advisor Funds, Inc. (hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

                       PRICE WATERHOUSE LLP

                       Denver, Colorado
                       February 5, 1998

                                                            Directors & Officers


BOARD OF DIRECTORS                          OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                                11 Greenway Plaza
Chairman                                    Chairman                                        Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                       INVESTMENT ADVISOR
Director
Ace Limited;                                John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and           Senior Vice President and Treasurer             11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                          Carol F. Relihan                                Houston, TX 77046
                                            Senior Vice President and Secretary
Owen Daly II                                                                                SUB-ADVISOR
Director                                    Gary T. Crum
Cortland Trust Inc.                         Senior Vice President                           INVESCO Capital Management
                                                                                            1315 Peachtree Street, N.E.
Jack Fields                                 Dana R. Sutton                                  Atlanta, GA  30309
Chief Executive Officer                     Vice President and Assistant Treasurer
Texana Global, Inc.                                                                         TRANSFER AGENT
Formerly Member of the                      Robert G. Alley
U.S. House of Representatives               Vice President                                  A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Carl Frischling                             Stuart W. Coco                                  Houston, TX 77210-4739
Partner                                     Vice President
Kramer, Levin, Naftalis & Frankel                                                           CUSTODIAN
                                            Melville B. Cox
Robert H. Graham                            Vice President                                  State Street Bank and Trust Company
President and Chief Executive Officer                                                       225 Franklin Street
A I M Management Group Inc.                 Karen Dunn Kelly                                Boston, MA 02110
                                            Vice President
John F. Kroeger                                                                             COUNSEL TO THE FUND
Formerly Consultant                         Jonathan C. Schoolar
Wendell & Stockel Associates, Inc.          Vice President                                  Ballard Spahr
                                                                                            Andrews & Ingersoll
Lewis F. Pennock                            P. Michelle Grace                               1735 Market Street
Attorney                                    Assistant Secretary                             Philadelphia, PA 19103

Ian W. Robinson                             Nancy L. Martin                                 COUNSEL TO THE DIRECTORS
Consultant; Formerly Executive              Assistant Secretary
Vice President and                                                                          Kramer, Levin, Naftalis & Frankel
Chief Financial Officer                     Ofelia M. Mayo                                  919 Third Avenue
Bell Atlantic Management                    Assistant Secretary                             New York, NY 10022
Services, Inc.
                                            Lisa A. Moss                                    DISTRIBUTOR
Louis S. Sklar                              Assistant Secretary
Executive Vice President                                                                    A I M Distributors, Inc.
Hines Interests                             Kathleen J. Pflueger                            11 Greenway Plaza
Limited Partnership                         Assistant Secretary                             Suite 100
                                                                                            Houston, TX 77046
                                            Samuel D. Sirko
                                            Assistant Secretary                             ADVISOR

                                            Stephen I. Winer                                Price Waterhouse LLP
                                            Assistant Secretary                             950 Seventeenth Street
                                                                                            Suite 2500
                                            Mary J. Benson                                  Denver, CO 80202
                                            Assistant Treasurer





REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Advisor Income Fund Class A and Class C shares paid ordinary dividends in the amount of $2.9915 and $2.6349 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1997.

STATE INCOME TAX INFORMATION

Of the total income dividends paid, 70.82% for Class A and Class C shares were derived from U.S. Treasury obligations.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                 [PHOTO OF                                             GROWTH OF CAPITAL
              11 GREENWAY PLAZA                                        AIM Advisor International Value Fund
               APPEARS HERE]                                           AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Advisor Cash Management Fund
                                                                       AIM Advisor Income Fund
A I M Management Group Inc. has provided leadership in the             AIM Intermediate Government Fund
mutual fund industry since 1976 and manages approximately              AIM Limited Maturity Treasury Fund
$83 billion in assets for more than 3.7 million shareholders,          AIM Money Market Fund
including individual investors, corporate clients, and financial       AIM Tax-Exempt Cash Fund
institutions as of December 31, 1997. The AIM Family of
Funds--Registered Trademark-- is distributed nationwide, and           *AIM Aggressive Growth Fund was closed to new investors on
AIM today ranks among the nation's top 15 mutual fund                  June 5, 1997.  For more complete information about any AIM
companies in assets under management, according to Lipper              Fund(s), including sales charges and expenses, ask your
Analytical Services, Inc.                                              financial consultant or securities dealer for a free
                                                                       prospectus(es). Please read the prospectus(es) carefully
                                                                       before you invest or send money.

                                                                           INVEST WITH DISCIPLINE-SM-







